Howe Barnes Hoefer & Arnett, Inc.
Annual Community Bank Conference

Community Bank Conference

August 13, 2007

Thomas E. Stanberry

Chairman of the Board, President & Chief Executive Officer

Douglas R. Gulling

Executive Vice President & Chief Financial Officer

Forward-looking Statements

Certain market and demographic information provided herein was obtained from SNL Financial, Inc. and
Demographics Now.  Certain peer group information was obtained from the FDIC’s Uniform Bank Performance
Report.  West Bancorporation, Inc. did not prepare this information.  The inclusion of this information is not and does not imply an affiliation, sponsorship, adoption, endorsement, approval, investigation, verification or monitoring by West Bancorporation, Inc. of any such information.  In no event shall West Bancorporation, Inc. be responsible for such information or your use of such information.  The information in this presentation does not constitute an offer to sell or solicitation of an offer to buy any security.

The information contained in this presentation may contain forward-looking statements about the Company’s growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio.
Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995.  Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties.  Because of the possibility of change in the underlying assumptions, risks and uncertainties, actual results could differ materially from these forward-looking statements.  Risks and uncertainties that may affect future results include:  competitive pressures, pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Securities and Exchange Commission and/or the Federal Reserve
Board, and customer’s acceptance of the Company’s products and services.  The Company undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Table of Contents

Company and Market Structure

Market Share

Key Attributes & Financial Performance

WB Capital Management Inc.

Strategic Plan

Summary & Discussion

If you're looking for customer service
of a decidedly different hue…
. . . you need West Bank. Our customers rave about the level of service they receive from us. When it comes to great customer service, our bankers are willing to go the extra mile to assure that your specific needs are met. So, if the service at your bank has you seeing red, join the move to West Bank.
Decidedly Different.
W West Bank
www.westbankiowa.com | Member FDIC

W West Bancorporation

3

Section I
Company &
Market Structure

West Bancorporation, Inc.
West Bank
WB Capital Management Inc.

4
West Bancorporation

West Bancorporation, Inc. and
Wholly-owned Subsidiaries

Thomas E. Stanberry
Chairman of the Board,
President and Chief Executive Officer
WTBA
Douglas R. Gulling
EVP & CFO
WTBA
Sharen K. Surber
EVP Operations
West Bank
Brad L. Winterbottom
President
West Bank
Scott D. Eltjes
CEO
WB Capital Management Inc.
Jeffrey D. Lorenzen
President
WB Capital Management Inc.

West Bancorporation

5

Executive Leadership

West Bank

WB Capital Management Inc.

West Bancorporation

6

Community bank
founded in 1893

Two Markets

Des Moines Metro
(7 locations)

Iowa City/Coralville
(3 locations)

Money manager
founded in 2003

Mid-west offices

West Des Moines
(headquarters)

Coralville

Des Moines MSA

Des Moines is known for its
outstanding quality of life.

Four-time "All American City"

Political, economic and cultural
center of Iowa

All the amenities of a large city -
shopping, sports, attractions, and
the arts

Located in the heart of the Midwest
at the junction of I-80 and I-35

Iowa City MSA

Iowa City has long served as a locus
for culture and education.

The economy is based upon a thriving
commerce, a major university, and a
number of national and international
businesses.

The University of Iowa offers more
than 100 areas of study for its 29,000
students. The academic, arts and
research mission of the University,
along with the health care services
provided at its hospitals and clinics,
have a tremendous economic impact
on the area

Iowa Growth Projections

53,978

321,679

151,767

58,868

221,204

Households

0.19%

6.98%

1.28%

7.39%

8.31%

Projected
population
change

2006-2011

750

990

973

1,051

992

Households per
branch

30,467

44,159

38,320

40,366

48,876

Deposits per
branch ($000)

143,086

14,351,696

5,977,858

2,260,468

10,410,612

Deposits ($000)

72

325

156

56

213

No. of Branches

Sioux City

Omaha-
Council Bluffs

Quad Cities

Iowa City

Des Moines

Because you play a decidedly different game…
Decidedly Different.
West Bank
Member FDIC

West Bancorporation

10

Section II
Market Share

Deposit Market Share Summary
State of Iowa

1.62

875,332

Stark Bank Group, Ltd.

10

1.69

911,430

Northwest Financial Corp

9

1.75

943,876

Bank of America corporation

8

1.78

961,220

BNP Paribus Group

7

1.91

1,029,941

West Bancorporation, Inc

6

1.99

1,076,746

Hills Bancorporation

5

2.20

1,186,871

Principal Financial Group, Inc.

4

2.35

1,270,925

BTC Financial Corp

3

7.30

3,940,559

U.S. Bancorp

2

8.96

4,841,476

Wells Fargo & Company

1

2006 Total
Market Share (%)

2006 Deposits in
market ($000)

Institution

2006
Rank

SNL Financial, Inc

Deposit Market Share Summary
Des Moines, IA - MSA

2.10

218,180

Iowa State Bank Holding Company

10

3.36

349,662

BNP Paribas Group

9

3.67

382,007

Stark Bank Group, Ltd.

8

3.91

406,565

Van Diest Investment Company

7

6.70

697,759

U.S. Bancorp

6

6.87

715,085

Bank of America Corporation

5

9.12

949,581

West Bancorporation, Inc.

4

10.77

1,121,012

BTC Financial Corporation

3

11.40

1,186,871

Principal Financial Group, Inc.

2

16.11

1,677,389

Wells Fargo & Company

1

2006 Total
Market Share (%)

2006 Deposits in
market ($000)

Institution

2006
Rank

SNL Financial, Inc.

Deposit Market Share Summary
Iowa City, IA - MSA

1.74

39,351

Solon Financial, Inc.

10

1.84

41,496

Wells Fargo & Company

9

2.64

59,758

Lone Tree Service Company

8

2.89

65,324

Washington Bancorp

7

3.56

80,360

West Bancorporation, Inc

6

5.10

115,242

Central Bancshares, Inc

5

6.62

149,555

W.S.B., Inc.

4

9.98

225,561

U.S. Bancorp

3

19.18

433,658

ISB Financial Corporation

2

37.36

844,525

Hills Bancorporation

1

2006 Total
Market Share (%)

2006 Deposits in
market ($000)

Institution

2006
Rank

SNL Financial, Inc

Because your investment needs
are decidedly different…
. . . you need a wealth management team that brings flexibility to the equation. We're your one-stop financial resource. Our West Bank trust department offers asset management, trust administration and estate planning services. We can also provide customized investment solutions through our affiliates, VMF Capital and Investors Management Group. So, if your investment needs are decidedly different, be assured that West Bank takes a decidedly different approach to supplying you with workable solutions.
Decidedly Different.
West Bank
Member FDIC

West Bancorporation

14

Section III
Key Attributes
& Financial
Performance

Key Attributes

Emphasis on small- and medium-sized
businesses

Relationship Based

Experienced management

Continuity and expertise of staff

Strong financial performance

100.00
90.00
80.00
70.00
60.00
50.00
40.00
Percent

	Dec-03	Dec-04	Dec-05	Dec-06	Mar-07
Bankers Trust Company, NA	74	72	74	74	72
Hills Bank and Trust Company	87	86	86	85	84
First American Bank	59	60	62	61	61
Iowa State Bank & Trust Company	77	78	77	76	75
West Bank	54	60	60	59	59

West Bank

16

Loan Portfolio Composition – Real Estate

50.00
40.00
30.00
20.00
10.00
0.00
Percent

	Dec-03	Dec-04	Dec-05	Dec-06	Mar-07
Bankers Trust Company, NA	21	24	23	23	25
Hills Bank and Trust Company	5	7	7	9	9
First American Bank	32	31	32	34	34
Iowa State Bank & Trust Company	17	16	18	18	18
West Bank	39	35	34	35	36

17

Loan Portfolio Composition – Commercial

1.00
0.80
0.60
0.40
0.20
0.00
Percent

	Dec-03	Dec-04	Dec-05	Dec-06	Mar-07
Bankers Trust Company, NA	0.31	0.10	0.07	0.09	0.13
Hills Bank and Trust Company	0.71	0.31	0.18	0.45	0.42
First American Bank	0.73	0.41	0.32	0.45	0.41
Iowa State Bank & Trust Company	0.33	0.16	0.24	0.13	0.33
National Peer Group Average	0.70	0.56	0.48	0.59	0.64
West Bank	0.30	0.12	0.57	0.07	0.10

18

Non-Current Loans to Gross Loans

0.40
0.30
0.20
0.10
0.00
(0.10)
(0.20)
Percent

	Dec-03	Dec-04	Dec-05	Dec-06	Mar-07
Bankers Trust Company, NA	0.00	0.04	0.17	0.02	0.02
Hills Bank and Trust Company	0.00	0.03	0.08	0.02	(0.02)
First American Bank	0.26	0.16	0.16	0.16	(0.11)
Iowa State Bank & Trust Company	0.11	0.24	(0.01)	0.14	0.01
National Peer Group Average	0.26	0.18	0.16	0.14	0.11
West Bank	0.05	0.10	0.09	0.09	0.02

West Bank

19

Net Charge-Offs to Average Loans

1.80
1.60
1.40
1.20
1.00
0.80
0.60
Percent

	Dec-03	Dec-04	Dec-05	Dec-06	Mar-07
Bankers Trust Company, NA	0.91	0.90	0.89	0.84	0.84
Hills Bank and Trust Company	1.43	1.36	1.30	1.36	1.40
First American Bank	0.95	0.99	0.94	0.92	0.93
Iowa State Bank & Trust Company	1.38	1.17	1.18	1.19	1.21
National Peer Group Average	1.42	1.30	1.22	1.17	1.18
West Bank	1.00	0.90	0.88	0.94	0.92

20

Loan Loss Reserve to Total Loans

4.50
4.00
3.50
3.00
2.50
2.00
Percent

	Dec-03	Dec-04	Dec-05	Dec-06	Mar-07
Bankers Trust Company, NA	2.97	3.19	3.00	2.81	2.64
Hills Bank and Trust Company	3.29	3.45	3.33	3.11	3.01
First American Bank	3.03	3.13	3.40	3.58	3.13
Iowa State Bank & Trust Company	3.21	3.15	3.06	2.89	2.92
National Peer Group Average	3.73	3.72	3.83	3.83	3.65
West Bank	3.61	3.49	3.41	3.25	3.09

West Bank

21

Net Interest Margin

9.00
8.00
7.00
6.00
5.00
Percent

	Dec-03	Dec-04	Dec-05	Dec-06	Mar-07
Bankers Trust Company, NA	5.94	5.64	6.01	6.56	6.60
Hills Bank and Trust Company	6.44	6.05	6.20	6.51	6.60
First American Bank	5.72	5.53	6.65	8.13	7.81
Iowa State Bank & Trust Company	6.38	5.94	6.25	6.78	6.92
National Peer Group Average	6.32	6.02	6.77	7.69	7.78
West Bank	6.25	5.81	6.47	7.36	7.43

West Bank

22

Average Yield on Total Loans

9.00
8.00
7.00
6.00
5.00
Percent

	Dec-03	Dec-04	Dec-05	Dec-06	Mar-07
Bankers Trust Company, NA	6.08	5.70	5.97	6.43	6.46
Hills Bank and Trust Company	6.31	5.91	6.02	6.25	6.33
First American Bank	5.84	5.53	6.48	7.92	7.47
Iowa State Bank & Trust Company	6.32	5.84	6.01	6.42	6.56
National Peer Group Average	6.27	5.93	6.66	7.55	7.65
West Bank	6.16	5.85	6.47	7.19	7.21

23

Average Yield on Real Estate Loans

9.00
8.00
7.00
6.00
5.00
4.00
Percent

	Dec-03	Dec-04	Dec-05	Dec-06	Mar-07
Bankers Trust Company, NA	5.66	5.49	6.09	6.89	6.85
Hills Bank and Trust Company	6.87	6.62	7.18	7.88	8.12
First American Bank	5.15	5.05	6.65	8.30	8.13
Iowa State Bank & Trust Company	6.23	5.95	7.01	7.94	8.15
National Peer Group Average	5.94	5.93	7.11	8.46	8.49
West Bank	6.66	6.02	6.51	7.75	7.90

W West Bank

24

Average Yield on Commercial & Industrial Loans

5.00
4.00
3.00
2.00
1.00
0.00
Percent

	Dec-03	Dec-04	Dec-05	Dec-06	Mar-07
Bankers Trust Company, NA	1.37	1.20	2.05	3.19	3.55
Hills Bank and Trust Company	2.30	1.91	2.26	3.03	3.45
First American Bank	1.97	1.74	2.52	4.04	4.26
Iowa State Bank & Trust Company	1.96	1.60	2.02	2.84	3.15
National Peer Group Average	1.57	1.46	2.17	3.23	3.60
West Bank	1.25	1.09	2.10	3.53	3.59

W West Bank

25

Average Rate Paid on Interest-Bearing Deposits

6.00
5.00
4.00
3.00
2.00
1.00
Percent

	Dec-03	Dec-04	Dec-05	Dec-06	Mar-07
Bankers Trust Company, NA	4.58	4.19	4.22	4.74	5.07
Hills Bank and Trust Company	4.65	4.15	4.12	4.30	4.48
First American Bank	2.38	2.65	3.38	4.62	4.58
Iowa State Bank & Trust Company	3.69	3.52	3.72	4.15	4.56
National Peer Group Average	4.20	4.00	4.18	4.71	4.99
West Bank	3.90	4.04	4.61	4.85	4.93

26

Average Yield on Total Investment Securities

70.00
60.00
50.00
40.00
30.00
20.00
Percent

	Dec-03	Dec-04	Dec-05	Dec-06	Mar-07
Bankers Trust Company, NA	62.75	61.32	63.19	64.87	67.00
Hills Bank and Trust Company	55.05	57.27	55.44	55.39	55.41
First American Bank	59.97	54.54	51.42	53.91	56.14
Iowa State Bank & Trust Company	58.08	59.60	62.71	65.33	61.61
National Peer Group Average	57.56	56.92	54.83	55.45	57.46
West Bank	31.79	30.39	31.65	32.42	35.64

West Bank

27

Efficiency Ratio

10.00
8.00
6.00
4.00
2.00
0.00
$ Millions

	Dec-03	Dec-04	Dec-05	Dec-06	Mar-07
Bankers Trust Company, NA	5.67	5.20	5.58	5.83	5.70
Hills Bank and Trust Company	3.38	3.50	5.51	5.50	5.65
First American Bank	4.01	4.36	4.72	5.02	5.29
Iowa State Bank & Trust Company	3.04	3.25	3.45	3.45	3.47
National Peer Group Average	4.05	4.43	4.60	4.69	4.73
West Bank	7.12	8.83	8.74	8.07	8.69

28

Assets per Employee

8.00
6.00
4.00
2.00
0.00
$ Millions

	Dec-03	Dec-04	Dec-05	Dec-06	Mar-07
Bankers Trust Company, NA	3.43	3.59	3.77	4.04	4.06
Hills Bank and Trust Company	2.52	2.76	4.45	4.61	4.63
First American Bank	3.17	3.30	3.59	3.71	3.91
Iowa State Bank & Trust Company	1.63	1.76	1.92	1.97	2.00
National Peer Group Average	2.57	3.01	3.21	3.36	3.38
West Bank	4.28	5.63	6.20	5.84	6.27

West Bank

29

Loans per Employee

2.00
1.50
1.00
0.50
0.00
Percent

	Dec-03	Dec-04	Dec-05	Dec-06	Mar-07
Bankers Trust Company, NA	1.37	1.41	1.40	1.37	1.42
Hills Bank and Trust Company	1.34	1.32	1.23	1.21	1.22
First American Bank	1.44	1.35	1.36	1.41	1.31
Iowa State Bank & Trust Company	1.73	1.59	1.59	1.51	1.60
National Peer Group Average	1.55	1.48	1.46	1.46	1.48
West Bank	0.74	0.73	0.71	0.70	0.72

30

Personnel Expense as % of Average
Assets

0.50
0.40
0.30
0.20
0.10
0.00
Percent

	Dec-03	Dec-04	Dec-05	Dec-06	Mar-07
Bankers Trust Company, NA	0.33	0.33	0.29	0.29	0.32
Hills Bank and Trust Company	0.40	0.40	0.38	0.35	0.34
First American Bank	0.47	0.43	0.39	0.43	0.40
Iowa State Bank & Trust Company	0.44	0.43	0.47	0.36	0.42
National Peer Group Average	0.42	0.40	0.39	0.38	0.39
West Bank	0.16	0.17	0.19	0.19	0.21

31

Occupancy Expense as % of Average
Assets

1.20
1.00
0.80
0.60
0.40
0.20
0.00
Percent

	Dec-03	Dec-04	Dec-05	Dec-06	Mar-07
Bankers Trust Company, NA	0.89	0.91	0.90	0.85	0.71
Hills Bank and Trust Company	0.73	0.84	0.77	0.69	0.61
First American Bank	0.53	0.48	0.47	0.54	0.49
Iowa State Bank & Trust Company	0.72	0.65	0.74	0.79	0.74
National Peer Group Average	1.00	0.93	0.89	0.86	0.83
West Bank	0.54	0.42	0.41	0.38	0.39

32

Other Operating Expenses as % of
Average Assets

250.00
200.00
150.00
100.00
50.00
0.00
$ Thousands

	Dec-03	Dec-04	Dec-05	Dec-06	Mar-07
Bankers Trust Company, NA	75.71	78.76	66.84	64.75	57.92
Hills Bank and Trust Company	61.16	57.38	63.46	68.60	83.19
First American Bank	52.29	65.94	81.17	82.21	78.47
Iowa State Bank & Trust Company	52.98	52.16	48.20	39.66	42.45
National Peer Group Average	72.11	78.16	90.10	89.13	83.18
West Bank	216.55	213.76	218.13	198.01	177.23

33

Net Income per Employee (pre-tax)

2.50
2.00
1.50
1.00
0.50
Percent

	Dec-03	Dec-04	Dec-05	Dec-06	Mar-07
Bankers Trust Company, NA	0.93	1.03	0.87	0.82	0.73
Hills Bank and Trust Company	1.24	1.16	1.13	1.04	1.04
First American Bank	0.95	1.04	1.17	1.12	0.98
Iowa State Bank & Trust Company	1.24	1.13	1.04	0.84	0.90
National Peer Group Average	1.27	1.21	1.29	1.25	1.15
West Bank	1.91	1.79	1.66	1.54	1.44

34

West Bank

Return on Assets

25.00
20.00
15.00
10.00
5.00
Percent

	Dec-03	Dec-04	Dec-05	Dec-06	Mar-07
Bankers Trust Company, NA	14.24	15.01	13.09	12.32	10.98
Hills Bank and Trust Company	13.91	12.78	12.71	11.91	11.64
First American Bank	10.15	11.11	12.89	11.93	9.33
Iowa State Bank & Trust Company	14.21	13.41	12.66	10.63	11.07
National Peer Group Average	13.59	12.96	13.61	13.00	11.55
West Bank	20.47	21.71	21.23	19.85	17.42

West Bank

35

Return on Equity

Consolidated Financial Results

44.25%

44.46%

43.35%

41.54%

Efficiency Ratio

3.39%

3.29%

3.35%

3.33%

Net Interest Margin

1.47%

1.47%

1.49%

1.55%

Return on Average
Assets

18.09%

16.84%

18.56%

17.80%

Return on Average Equity

$9,427

$9,571

$4,882

$5,127

Net income ($000)

2006

2007

2006

2007

Three months ended
June 30

Six months ended
June 30

WBCapital
President & Chief Investment Officer
Chief Executive Officer
When your investment needs call for experience and flexibility...
... you need WB Capital Management Inc. We're your complete portfolio management resource. We provide customized investment solutions for retirement plans, corporations, foundations and endowments, public agencies, institutional investment consultants, and high net worth individuals. No matter what your investment needs, experience the WB Capital approach to bringing you a workable solution.
WBCapital
800/343-7084 | www.wbcapitalmanagement.com

WBCapital Management Inc.

37

Section IV
WB Capital
Management Inc.

Overview

WB Capital Management Inc. formed in

            October 2003 as a registered investment
advisor

Acquired assets of VMF Capital, LLC on
October 1, 2003

Acquired assets of Investor’s Management
Group on December 21, 2005

Assets under management as of June 30, 2007
was approximately $4.4 billion

Provides portfolio management services to
individuals, retirement plans, corporations,
governmental entities,foundations and
endowments

Minimum investment is $250,000 per account

Investment Strategies
Investment decisions are driven by the opportunity to increase returns while managing portfolio risk.

Fixed Income

The investment process emphasizes
three central tenets:

Capital preservation

Risk-aware portfolio construction

A focus on our long-term view of
the economy and financial
markets

Four investment strategies

Low Duration

Intermediate Core

Intermediate Government

Core Fixed Income

Equity

The investment process focuses on
three fundamental factors:

Cash flows

Return on assets

Risk controls such as sector and
individual security weights

Six investment Strategies

Core Forty

Large Cap Value

Mid Cap Equity

Small Cap Core Equity

SMID Capital

Core Select

Investment Performance Equity Composites*

9.87%

13.31%

15.93%

21.87%

6.23%

4.93%

-2.34%

  Russell 1000 Value

7.62%

11.87%

15.60%

19.67%

9.06%

8.10%

-1.51%

Large Cap Value

13.37%

14.17%

15.15%

18.51%

11.98%

5.84%

-2.18%

  S&P 400 Mid Cap Index

11.86%

16.39%

17.16%

20.83%

9.90%

5.30%

-2.25%

  Russell Mid Cap

9.88%

10.90%

14.04%

19.32%

15.36%

7.65%

-1.05%

Mid-Cap

4.39%

9.28%

8.70%

19.04%

8.13%

6.86%

-1.49%

  Russell 1000 Growth

7.12%

10.70%

11.67%

20.57%

6.95%

6.27%

-1.66%

  S&P 500

7.58%

9.25%

9.07%

15.98%

3.56%

5.41%

-1.45%

Large-Cap Growth

7.12%

10.70%

11.67%

20.57%

6.95%

6.27%

-1.66%

  S&P 500

5.47%

8.63%

10.84%

21.86%

8.18%

7.81%

-1.31%

Diversified Equity

11.27%

14.36%

14.47%

16.04%

8.56%

5.18%

-1.64%

  S&P 600 Small-Cap Index

9.06%

13.88%

13.45%

16.43%

6.45%

4.41%

-1.46%

  Russell 2000

n/a

18.28%

13.47%

22.54%

9.90%

6.17%

-0.67%

Small-Cap Core

6.86%

8.25%

8.38%

14.51%

4.78%

3.70%

-0.99%

  S&P 500/SHLGCI

n/a

7.17%

7.03%

11.84%

2.82%

3.33%

-0.96%

Balanced Core

10 Year

5 Year

3 Year

1 Year

YTD

3 Month

1 Month

(Gross of Fees) as of 06.30.07

*Based on preliminary, unreconciled data

Investment Performance Fixed Composites*

5.06%

3.97%

3.62%

4.53%

0.51%

-0.34%

-0.26%

  ML 2-17 Muni

4.75%

3.63%

3.27%

4.50%

0.66%

-0.25%

-0.29%

Core Municipal

6.01%

4.48%

3.98%

6.12%

0.98%

-0.52%

-0.29%

  Lehman Aggregate

6.09%

4.48%

4.40%

6.26%

1.06%

-0.51%

-0.33%

Core Fixed Income

n/a

3.19%

3.15%

5.34%

2.16%

0.71%

0.43%

  Lehm 1-3 Yr Govt/Credit

n/a

3.46%

3.68%

5.78%

2.18%

0.70%

0.33%

Low Duration

  50% 3 Mo Treasury

n/a

2.98%

3.46%

5.27%

2.35%

0.99%

0.41%

  50% Lehm 1-3 Yr Govt/Credit

n/a

3.33%

3.78%

5.26%

2.09%

0.72%

0.40%

Enhanced Cash

3.79%

2.76%

3.77%

5.21%

2.54%

1.27%

0.39%

  3 Mo T-Bill

4.04%

2.94%

4.00%

5.42%

2.65%

1.32%

0.43%

Taxable Cash

10 Year

5 Year

3 Year

1 Year

YTD

3 Month

1 Month

(Gross of Fees) as of 06.30.07

*Based on preliminary, unreconciled data

Contributing in a decidedly different way.
Whether it's direct financial support, a grant from the West Bancorporation Foundation, or more than 10,000 volunteer hours by our staff, West Bank has a proud tradition of community service.
Decidedly Different.™
West Bank
www.westbankiowa.com | Member FDIC

W West Bancorporation

43

Section V
Our Future

West Bancorporation will be the best financial solutions company in our markets.

West Bancorporation

VISION

West Bancorporation

44

West Bank will be the recognized leader for providing financial solutions and community service in our markets. We will build long-term customer relationships and focus personalized solutions on:

- Small to medium-sized businesses
- Associations, non-profit and governmental organizations
- Wealth management clients and individual trust clients
- Targeted individual consumer groups
- Correspondent Banks

West Bank will provide a high quality work environment that attracts, fairly compensates, retains and develops people who serve our clients with superior financial solutions.

MISSIONS

West Bancorporation

45

West Bancorporation will serve the best interests of its employees, communities and shareholders by working in partnership with our clients to provide superior financial solutions. We will ethically, aggressively and professionally serve the existing and future needs of our clients.

We Will

- Place our clients' first
- Demonstrate community leadership
- Conduct ourselves with integrity and respect
- Provide a high quality work environment that inspires our employees to work in partnership with our clients and each other.

V A L U E S

W West Bancorporation

46

Strategic Initiatives

West Bank

Shift growth plans in new markets from
acquisition to de novo

Select markets with 15% per annum projected growth
and high households per branch

Create new bank as hub and add branches in
successive years

Expand presence in Iowa Markets

Additional central and eastern Iowa branches

Increase emphasis on consumer banking in defined
niches.

Strategic Initiatives

WB Capital Management Inc.

Focus on institutional money management with wealth
management capabilities

Provide consistent investment performance by
exceeding benchmarks over a rolling three-year period

Expand annual organic growth of assets under
management with new sales and service team approach

Shift assets under management mix to 25% equity/75%
fixed income

Increase net operating margin through improved
efficiencies

A decidedly different door to the American dream.
When you're ready for home ownership, our experienced local mortgage lenders can help you realize the American dream.
• Fixed and variable rate home mortgages
• Construction Loans
• Bridge Loans
• Home Equity loans and lines of credit
• Competitive rates, low fees and quick approval
• Terms tailored to your specific needs
West Bank is the mortgage lender of choice for more and more home buyers. To find out why, call us at 224-6360.
Decidedly Different.
West Bank
www.westbankiowa.com | Member FDIC

West Bancorporation

49

Section VI
Summary

Summary

Future is bright at West Bancorporation

West Bank

Consistently outperforms peer banks

Growth opportunities in current markets

Expansion into new markets

WB Capital Management Inc.

Consistent investment performance

Sales-, service- and compliance–driven culture

Strong growth opportunities

If you're looking for customer service
of a decidedly different hue…
. . . you need West Bank. Our customers rave about the level of service they receive from us. When it comes to great customer service, our bankers are willing to go the extra mile to assure that your specific needs are met. So, if the service at your bank has you seeing red, join the move to West Bank.
Decidedly Different.
West Bank
www.westbankiowa.com | Member FDIC

West Bancorporation

51

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